UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2023

INCEPTION GROWTH ACQUISITION LIMITED

(Exact name of registrant as specified in its charter)

Delaware	001-41134	86-2648456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

875 Washington Street

New York, NY 10014

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (315) 636-6638

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of a share of common stock	IGTAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	IGTA	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	IGTAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one share of common stock	IGTAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

This section describes the material provisions of the Business Combination Agreement (as defined below) and certain related documents but does not purport to describe all of the terms thereof. Stockholders, warrant holders and other interested parties of Inception Growth Acquisition Limited, a Delaware corporation (“IGTA”) and AgileAlgo Holdings Ltd., a British Virgin Islands company (“AgileAlgo” or the “Company”) are urged to read such agreement in its entirety. The following summary is qualified in its entirety by reference to the complete text of the following agreements, copies of which (or forms of which) are attached as exhibits hereto. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

BUSINESS COMBINATION AGREEMENT

General Description of the Business Combination Agreement

On September 12, 2023, IGTA entered into that certain Business Combination Agreement with IGTA Merger Sub Limited, a British Virgin Islands company and wholly owned subsidiary of IGTA (such company before the Redomestication Merger (as defined below) is sometimes referred to as the “Purchaser” and upon and following the Redomestication Merger is hereinafter sometimes referred to as “PubCo”), AgileAlgo Holdings Ltd., a British Virgin Islands company (“AgileAlgo” or the “Company”), and certain shareholders of AgileAlgo (the “Signing Sellers”, who together own approximately 88.3% of AgileAlgo’s issued and outstanding shares), and which agreement may also be thereafter executed by each of the other shareholders of AgileAlgo (such shareholders who become party to such agreement, the “Joining Sellers”, and together with the Signing Sellers, the “Sellers”) in one or more joinder agreements thereto (such Business Combination Agreement together with any such joinder agreements, as they may be amended from time to time, the “Business Combination Agreement”), which provides for a business combination between IGTA and AgileAlgo.

Pursuant to the Business Combination Agreement, the proposed business combination will be effected in two steps: (i) subject to the approval and adoption of the Business Combination Agreement by the stockholders of IGTA, IGTA will merge with and into Purchaser, with Purchaser as the PubCo remaining as the surviving publicly traded entity (the “Redomestication Merger”); and (ii) immediately after the Redomestication Merger (and related name change as noted below and amendments to Purchaser’s organizational documents), the Sellers will exchange their ordinary shares of AgileAlgo for ordinary shares of PubCo (“PubCo Ordinary Shares”), which will result in AgileAlgo becoming a subsidiary of PubCo (such exchange, the “Share Exchange” and together with the Redomestication and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). In the Redomestication Merger, each outstanding security of IGTA will convert into an equivalent security of PubCo on a one-for-one basis.

Following the Business Combination, PubCo will be a publicly traded company renamed as “Prodigy, Inc.”

Consideration

The number of PubCo Ordinary Shares to be delivered by PubCo to the Sellers at the Closing (the “Exchange Consideration Shares”) is based on an aggregate pre-money equity value for 100% of AgileAlgo’s issued and outstanding ordinary shares of One Hundred Sixty Million U.S. Dollars ($160,000,000), with each PubCo Ordinary Share valued at $10.00 (which would be sixteen million (16,000,000) shares if 100% of the Company shareholders become Sellers under the Business Combination Agreement).

Twelve and one-half percent (12.5%) of the Exchange Consideration Shares otherwise to be delivered to the Sellers at the Closing (which would be two million (2,000,000) shares valued at Twenty Million U.S. Dollars ($20,000,000) if 100% of the Company shareholders become Sellers under the Business Combination Agreement) (together with earnings thereon, the “Earnout Shares”) will be set aside in escrow and held by a third-party escrow agent at the closing of the Business Combination (the “Closing”), subject to vesting and forfeiture if the consolidated gross revenues of PubCo and its subsidiaries during the three (3) fiscal quarter period beginning on October 1, 2024 (the “Revenues”) do not equal or exceed Fifteen Million U.S. Dollars ($15,000,000), based on a sliding scale where all of such Earnout Shares will be forfeited by the Sellers if the Revenues do not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000). PubCo will cancel any Earnout Shares that are forfeited by the Sellers. The Sellers will have all voting rights in respect to the Earnout Shares while they are held in escrow, but dividend, distributions and other earnings on the Earnout Shares while the Earnout Shares are held in escrow will be retained in the escrow account and distributed either to the Sellers or PubCo along with the underlying Earnout Shares.

Representations and Warranties

In the Business Combination Agreement, AgileAlgo makes certain representations and warranties (with certain exceptions set forth in the disclosure schedules to the Business Combination Agreement) relating to, among other things: (1) corporate existence and power of AgileAlgo and its subsidiaries (together, the “Company Group”) and similar corporate matters; (2) authorization, execution, delivery and enforceability of the Business Combination Agreement and other transaction documents; (3) no need for governmental authorization for the execution, delivery or performance of the Business Combination Agreement and additional agreements thereto (the “Additional Agreements”); (4) absence of conflicts; (5) capital structure of AgileAlgo; (6) accuracy of charter documents of the Company Group; (7) accuracy of corporate records; (8) accuracy of the list of all assumed or “doing business as” names used by the Company Group; (9) accuracy of the list of each subsidiary of AgileAlgo; (10) required consents and approvals; (11) financial information; (12) books and records; (13) absence of certain changes or events; (14) title to assets and properties; (15) litigation threatened against or affecting AgileAlgo and its subsidiaries; (16) material contracts; (17) material licenses and permits; (18) compliance with laws; (19) ownership of intellectual property; (20) suppliers and vendors; (21) accounts receivable and payable and loans; (22) pre-payments; (23) employees; (24) employment matters; (25) withholding of obligations of AgileAlgo and its subsidiaries applicable to its employees; (26) real property; (27) tax matters; (28) environmental laws; (29) finders’ fees; (30) powers of attorney and suretyships; (31) directors and officers; (32) certain business practices; (33) money laundering laws; (34) that AgileAlgo is not an investment company; and (35) exclusivity of representations and warranties.

In the Business Combination Agreement, each Seller makes certain representations and warranties relating to, among other things: (1) organization and standing; (2) authorization, execution, delivery and enforceability of the Business Combination Agreement and the Additional Agreements; (3) no need for governmental authorization for the execution, delivery or performance of the Business Combination Agreement and the Additional Agreements; (4) absence of conflicts; (5) ownership of the AgileAlgo shares; (6) litigation threatened against or affecting AgileAlgo and its subsidiaries; (7) finders’ fees; and (8) exclusivity of representations and warranties.

In the Business Combination Agreement, IGTA, on its behalf and also on behalf of Purchaser (together, the “Purchaser Parties”), makes certain representations and warranties relating to, among other things: (1) proper corporate existence and power; (2) authorization, execution, delivery and enforceability of the Business Combination Agreement and Additional Agreements; (3) no need for governmental authorization for the execution, delivery or performance of the Business Combination Agreement and Additional Agreements; (4) absence of conflicts; (5) finders’ fees; (6) issuance of the Exchange Consideration Shares; (7) capital structure; (8) trust fund; (9) validity of Nasdaq Stock Market (“Nasdaq”) listing; (10) board approval; (11) IGTA’s filing documents with the Securities and Exchange Commission (“SEC”) and financial statements; (12) absence of litigation; (13) business activities; (14) compliance with laws; (15) anti-money laundering laws; (16) OFAC compliance; (17) that each Purchaser Party is not an investment company; (18) tax matters; (19) transactions with affiliates; (20) certain business practices; (21) employees and employee benefit plans; (22) properties; (23) material contracts; (24) insurance; (25) independent investigation of Company Group and the Sellers; and (26) exclusivity of representations and warranties.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Conduct Prior to Closing; Covenants Pending Closing

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including covenants regarding: (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business; (3) IGTA’s public filing obligations; (4) no solicitation of, or entering into, any alternative competing transactions; (5) notifications of certain breaches, consent requirements or other matters; (6) efforts to consummate the Closing and obtain third party and regulatory approvals; (7) further assurances; (8) the preparation and filing with the SEC of a registration statement on Form S-4; (9) public announcements; (10) confidentiality (which provisions survive termination); (11) indemnification of directors and officers after the Closing; (12) use of trust proceeds after the Closing; (13) efforts to cause investors to provide transaction financing on mutually agreed terms during the Interim Period and to use commercially reasonable efforts to consummate such transaction financing; (14) efforts to enter into employment agreements with persons mutually agreed to by Purchaser and the Company (the “Employment Agreements”); (15) the Company’s obligation to deliver, no later than October 31, 2023, historical consolidated financial statements for the fiscal 2021 and 2022, audited by a Public Company Accounting Oversight Board (“PCAOB”) qualified independent auditor in accordance with PCAOB standards and to deliver historical interim consolidated financial statements for the nine months ended June 30, 2023, reviewed by a PCAOB qualified independent auditor (such financial statements, collectively, the “PCAOB Company Financials”); and (16) IGTA using best efforts to pursue and preserve an extension of the date by which it has to consummate a business combination through the Closing. The Business Combination Agreement also provides that any loans owed by IGTA to IGTA’s sponsor or its officers or directors will, if not converted into PubCo private placement warrants at $1.00 per warrant (up to a maximum of $1 million in principal amount) at the Closing, will have a certain portion of such amounts repaid at the Closing and the remainder deferred without interest for up to six months after the Closing, based on an amount or formula to be agreed by IGTA and the Company prior to the initial filing of the Registration Statement with the SEC.

IGTA and Purchaser also agreed to jointly prepare, with the reasonable assistance of the Company, and shall file with the SEC, a registration statement on Form S-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of securities of PubCo to the holders of the IGTA securities and the Sellers and containing a proxy statement/prospectus for the purpose of soliciting proxies from the stockholders of IGTA for the approval of the Business Combination and other matters relating to the Business Combination to be acted on at the special meeting of the stockholders of IGTA, including an amendment to IGTA’s certificate of incorporation to eliminate the $5,000,001 net tangible asset requirement (“NTA Requirement Amendment Proposal”), and providing such stockholders with an opportunity to participate in the Redemption.

The PubCo board of directors immediately after the Closing will consist of five (5) directors, a majority of which will be independent under Nasdaq requirements, who will be designated by AgileAlgo. The individuals serving as the executive officers of the PubCo immediately after the Closing will be the same individuals (in the same office) as that of AgileAlgo immediately prior to the Closing.

Conditions to Closing

General Conditions to Closing

The Closing is conditioned on, among other things, (1) no governmental authority shall have enacted, or entered any law or order that has the effect of preventing or prohibiting consummation of the Business Combination; (2) the expiration or termination of any waiting period under any applicable antitrust law relating to the Business Combination; (3) the Redomestication Merger shall have been consummated and the applicable certificates and documents filed and registered in the appropriate jurisdictions, and prior to the Closing, the Purchaser shall have amended and restated its Organizational Documents consistent with the Business Combination Agreement and changed its name to “Prodigy, Inc.”; (4) the SEC shall have declared effective the Registration Statement with respect to the Business Combination Agreement and no stop order shall have been issued in respect thereof; (5) IGTA stockholders shall have approved certain matters submitted to them in connection with the Business Combination; (6) as of the Closing, if the NTA Requirement Amendment Proposal is not approved by the IGTA stockholders, PubCo shall have at least $5,000,001 in net tangible assets; (7) the Business Combination being approved by the requisite vote of the AgileAlgo shareholders; (8) receipt by AgileAlgo of certain Employment Agreements with PubCo; (9) the Purchaser Parties and the Company Group, taken together, shall have at least $5,000,000 in cash and cash equivalents as of the Closing, including funds remaining in the trust account (after giving effect to the completion and payment of redemptions) and the proceeds of any transaction financing, but prior to giving effect to the payment of unpaid transaction expenses or other liabilities of the parties due at the Closing; and (10) Purchaser Ordinary Shares shall remain listed on Nasdaq and the additional listing application for the Exchange Consideration Shares shall have been approved by Nasdaq. It is not a condition to the Closing that all shareholders of AgileAlgo that are not Signing Sellers sign joinder agreements to become Joining Sellers under the Business Combination Agreement.

Purchaser Parties’ Conditions to Closing

The obligations of the Purchaser Parties to consummate the Business Combination, in addition to the conditions described above in the paragraph above entitled “General Conditions to Closing”, are conditioned upon, among others, each of the following, in addition to customary certificates, instruments and documents, the Additional Agreements referenced below and other customary closing deliveries: (1) each of AgileAlgo and the Sellers complying with all of its obligations under the Business Combination Agreement in all material respects; (2) the representations and warranties of AgileAlgo and Sellers being true on and as of the date of the Business Combination Agreement and the date of the Closing except as would not be expected to have a material adverse effect; (3) there having been no material adverse effect to the Company Group which is continuing and uncured; and (4) the Company having addressed certain matters set forth in a schedule to the Business Combination Agreement.

AgileAlgo’s Conditions to Closing

The obligations of AgileAlgo to consummate the Business Combination, in addition to the conditions described above in the paragraph above entitled “General Conditions to Closing”, are conditioned upon, among others, each of the following, in addition to customary certificates, instruments and documents, the Additional Agreements referenced below and other customary closing deliveries: (1) the Purchaser Parties complying with all of their obligations under the Business Combination Agreement in all material respects; (2) the representations and warranties of the Purchaser Parties being true on and as of the date of the Business Combination Agreement and the date of the Closing except as would not be expected to have a material adverse effect; (3) there having been no material adverse effect to the Purchaser Parties which is continuing and uncured; (4) the Purchaser Parties having been in material compliance with the reporting requirements under the Securities Act and the Securities Exchange Act of 1934, as amended, applicable to them; and (5) the members of the PubCo board of directors immediately after the Closing shall have been elected or appointed as of the Closing consistent with the requirements of the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing by either IGTA or the Company if the Closing has not occurred on or prior to June 13, 2024 (the “Outside Date”).

The Business Combination Agreement also may be terminated under certain other customary and limited circumstances prior to the Closing, including, among other reasons: (1) by mutual written consent of IGTA and the Company; (2) by either IGTA or the Company if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Business Combination, and such order or other action has become final and non-appealable; (3) by the Company for a Purchaser Party’s uncured breach of the Business Combination Agreement, if the breach would result in the failure of the related Closing condition contained in the Business Combination Agreement to be satisfied; (4) by IGTA for the uncured breach of the Business Combination Agreement by the Company or any Seller if the breach would result in the failure of the related Closing condition contained in the Business Combination Agreement to be satisfied; (5) by IGTA if there has been a material adverse effect with respect to the Company since the date of the Business Combination Agreement which is uncured and continuing; (6) by the Company if there has been a material adverse effect with respect to IGTA or Purchaser since the date of the Business Combination Agreement which is uncured and continuing; (7) by either IGTA or the Company if the IGTA stockholder meeting is held and the IGTA required stockholder approval is not obtained; (8) by the Company if IGTA’s common stock has become delisted from Nasdaq and is not relisted on the Nasdaq or the New York Stock Exchange within sixty (60) days after such delisting; and (9) at any time after October 31, 2023 if, as of such time, any of the PCAOB Company Financials have not been delivered to IGTA.

If the Business Combination Agreement is terminated, all obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, fees and expenses, trust account waiver, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud claims or for willful breach of the Business Combination Agreement prior to the termination. The Business Combination Agreement does not provide for any termination fees.

Trust Account Waiver and Releases

The Company and each Signing Seller have agreed (and each other Seller will agree) that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in IGTA’s trust account, and have agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom directly or indirectly to IGTA’s stockholders).

Governing Law

The Business Combination Agreement is governed by Delaware law. Any dispute pursuant to the Business Combination Agreement or the Business Combination (other than certain disputes relating to the Earnout Shares and claims for equitable relief or enforcement of the arbitration award) are subject to arbitration in Delaware. Subject to such arbitration requirement, any claims under the Business Combination Agreement shall be heard exclusively in any state or federal court located in the State of Delaware (or in any appellate court thereof).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 2.1 hereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties, covenants and agreements were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms, but it is not intended to provide any other factual information about IGTA, Purchaser, the Company or any other party to the Business Combination Agreement. In particular, the representations and warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in IGTA’s or PubCo’s public disclosures.

Additional Agreements Executed at the Signing of the Business Combination Agreement

Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, certain stockholders of IGTA have entered into a support agreement (the “Sponsor Support Agreement”), pursuant to which such stockholders agreed to, among other things, approve the Business Combination Agreement and the Business Combination, and not transfer their IGTA securities prior to the Closing.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.2 hereto.

Company Shareholder Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, the Signing Sellers have entered into a support agreement (the “Company Shareholder Support Agreement”), pursuant to which such shareholders agreed to, among other things, after the effectiveness of the Registration Statement, approve the Business Combination Agreement and the Business Combination.

The foregoing description of the Company Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10. 1 hereto.

Additional Agreements to be Executed at Closing

Lock-Up Agreements

Upon the Closing, Sellers who will own at least 5% of PubCo’s outstanding shares immediately after the Closing (the “Significant Shareholders”) will execute lock-up agreements (the “Lock-Up Agreements”) with regard to the PubCo ordinary shares to be issued by PubCo to such Sellers under the Business Combination Agreement. Pursuant to the Lock-Up Agreements, Sellers will, subject to certain customary exceptions, agree not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any PubCo Ordinary Shares held by them (the “Lock-Up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii) until the date that is one hundred eighty (180) days after the date of the Closing (subject to earlier release on the date after the Closing on which PubCo or its shareholders consummate a third-party tender offer, stock, sale, liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in holders of at least a majority of PubCo ordinary shares having the right to exchange their equity holdings in PubCo for cash, securities or other property).

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a form of which is filed as Exhibit 10.3 hereto.

Registration Rights Agreement

At the closing of the Business Combination, PubCo will enter into an amended and restated registration rights agreement (the “Amended Registration Rights Agreement”) with certain existing IGTA stockholders (including IGTA’s sponsor) and with the Significant Sellers with respect to certain securities of IGTA that they own at the Closing. The Registration Rights Agreement will provide certain demand registration rights and piggyback registration rights to the shareholders, subject to underwriter cutbacks and issuer blackout periods. PubCo will agree to pay certain fees and expenses relating to registrations under the Amended Registration Rights Agreement.

The foregoing description of the Amended Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a form of which is filed as Exhibit 10.4 hereto.

Employment Agreements

At the Closing of the Business Combination, PubCo will enter into employment agreements with certain key executives of AgileAlgo on terms and conditions reasonably acceptable to IGTA and AgileAlgo.

IMPORTANT NOTICES

Additional Information and Where to Find It

In connection with the Business Combination described herein, IGTA and and/or its subsidiary will file relevant materials with the SEC, including the Registration Statement. The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the meeting of IGTA stockholders relating to the proposed Business Combination. Stockholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from IGTA. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to IGTA at 875 Washington Street, New York, NY 10014. INVESTORS AND SECURITY HOLDERS OF IGTA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT IGTA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IGTA, AGILEALGO AND THE TRANSACTIONS DESCRIBED HEREIN.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Such statements include, but are not limited to, statements regarding the proposed Business Combination, including the anticipated initial enterprise value, the benefits of the proposed Business Combination, integration plans, anticipated future financial and operating performance and results, including estimates for growth, and the expected timing of the Business Combination. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated. Consequently, you should not rely on these forward-looking statements as predictions of future events.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but are not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of IGTA’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the stockholders of IGTA; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Business Combination Agreement following the announcement of the entry into the Business Combination Agreement and proposed Business Combination; (v) the ability of the parties to recognize the benefits of the Business Combination Agreement and the proposed Business Combination; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding AgileAlgo’s industry and market size; (viii) financial condition and performance of AgileAlgo, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of IGTA’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of AgileAlgo; (ix) the impact from future regulatory, judicial, and legislative changes in AgileAlgo’s industry; (x) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; and (xi) those factors discussed in IGTA’s filings with the SEC and that will be contained in the definitive proxy statement/prospectus relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive proxy statement/prospectus and other documents to be filed by IGTA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while AgileAlgo and IGTA may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither AgileAlgo nor IGTA gives any assurance that AgileAlgo, or IGTA, or the combined company, will achieve its expectations.

Participants in Solicitation

IGTA, AgileAlgo and certain stockholders of IGTA, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of IGTA shares of common stock in respect of the proposed transaction. Information about IGTA’s directors and executive officers and their ownership of IGTA common stock is set forth in IGTA’s Annual Report on Form 10-K, filed with the SEC on April 14, 2023. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of IGTA or AgileAlgo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1*	Business Combination Agreement, dated as of September 12, 2023 by and among IGTA, AgileAlgo, Purchaser and the shareholders of AgileAlgo named as Sellers therein

10.1	Form of Shareholder Support Agreement, dated as of September 12, 2023, by and among IGTA, Purchaser, AgileAlgo and certain shareholders of AgileAlgo

10.2	Sponsor Support Agreement, dated as of September 12, 2023, by and among IGTA, Purchaser, AgileAlgo and certain holders of IGTA shares of common stock

10.3	Form of Lock-Up Agreement

10.4	Form of Amended Registration Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the exhibits, appendices, annexes and/or schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). IGTA agrees to furnish supplementally a copy of all omitted exhibits, annexes, appendices and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2023

INCEPTION GROWTH ACQUISITION LIMITED

By:	/s/ Cheuk Hang Chow
Name:	Cheuk Hang Chow
Title:	Chief Executive Officer